STATEMENT OF ADDITIONAL INFORMATION

                 INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACTS
                                    ISSUED BY

                       CONSECO VARIABLE ANNUITY ACCOUNT H


                                       AND

                       CONSECO VARIABLE INSURANCE COMPANY
               (FORMERLY GREAT AMERICAN RESERVE INSURANCE COMPANY)


THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED FEBRUARY 11, 2000, FOR THE INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACTS WHICH ARE DESCRIBED HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS CALL US AT (800) 342-6307 OR WRITE US AT OUR ADMINISTRATIVE OFFICE: 11815 N. PENNSYLVANIA STREET, CARMEL, INDIANA 46032.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED FEBRUARY 11, 2000.








                                TABLE OF CONTENTS

                                                                                                          Page

COMPANY  .........................................................................................................3

INDEPENDENT ACCOUNTANTS...........................................................................................3

LEGAL OPINIONS....................................................................................................3

DISTRIBUTION......................................................................................................3
         Reduction or Elimination of the Contingent Deferred Sales Charge.........................................3

CALCULATION OF PERFORMANCE INFORMATION............................................................................4
         Total Return.............................................................................................4
         Performance Information..................................................................................5
         Historical Unit Values...................................................................................6
         Reporting Agencies.......................................................................................6

FEDERAL TAX STATUS................................................................................................7
         General  ................................................................................................7
         Diversification..........................................................................................8
         Multiple Contracts.......................................................................................9
         Contracts Owned by Other than Natural Persons............................................................9
         Tax Treatment of Assignments............................................................................10
         Income Tax Withholding..................................................................................10
         Tax Treatment of Withdrawals - Non-Qualified Contracts..................................................10
         Qualified Plans.........................................................................................11
         Roth IRAs...............................................................................................13
         Tax Treatment of Withdrawals - Qualified Contracts......................................................14
         Tax-Sheltered Annuities - Withdrawal Limitations........................................................15
         Mandatory Distributions - Qualified Plans...............................................................16

ANNUITY PROVISIONS...............................................................................................16
         Variable Annuity Payout.................................................................................16
         Annuity Unit............................................................................................17
         Fixed Annuity Payout....................................................................................17

FINANCIAL STATEMENTS.............................................................................................17









COMPANY

         Information regarding Conseco Variable Insurance Company ("Company" or "Conseco Variable") is contained in the prospectus. On October 7, 1998, the Company changed its name from Great American Reserve Insurance Company to its present name.

INDEPENDENT ACCOUNTANTS

         The financial statements of Conseco Variable as of December 31, 1998 and 1997, and for the years ended December 31, 1998, 1997 and 1996, included in this statement of additional information, have been audited by PricewaterhouseCoopers LLP, 2900 One American Square, Indianapolis, Indiana 46282, independent accountants, as set forth in their report appearing therein.

LEGAL OPINIONS

         Blazzard, Grodd & Hasenauer, P.C. of Westport, Connecticut has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Contracts described in the prospectus.

DISTRIBUTION

         Conseco Equity Sales, Inc., an affiliate of the Company, acts as the distributor. The offering is on a continuous basis.

REDUCTION OR ELIMINATION OF THE CONTINGENT DEFERRED SALES CHARGE

The amount of the Contingent Deferred Sales Charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the Contingent Deferred Sales Charge will be determined by the Company after examination of all the relevant factors such as:

         1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

         2. The total amount of purchase payments to be received will be considered. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

         3. Any prior or existing relationship with the Company will be considered. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

         4. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

         If,  after   consideration  of  the  foregoing  factors,   the  Company
determines that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the Contingent Deferred Sales Charge.

         The Contingent Deferred Sales Charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction or elimination of the Contingent Deferred Sales Charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

CALCULATION OF PERFORMANCE INFORMATION

TOTAL RETURN

         From time to time, we may advertise performance data. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit value at the beginning of the period.

         Any such advertisement will include standardized average annual total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the Insurance Charge and the expenses for the underlying investment portfolio being advertised and any applicable Contract Maintenance Charges and Contingent Deferred Sales Charges.

         The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any Contract Maintenance Charge and Contingent Deferred Sales Charge. The deduction of any Contract Maintenance Charge and Contingent Deferred Sales Charge would reduce any percentage increase or make greater any percentage decrease.

         The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 purchase payment, and deducting any applicable Contract Maintenance Charges and any applicable Contingent Deferred Sales Charges to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:
                                           n
                                P (1 + T)      = ERV
         Where:

         P        =        a hypothetical initial payment of $1,000
         T        =        average annual total return
         n        =        number of years
         ERV      =        ending  redeemable  value  at the end of the  time
                           periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

         You should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what an your total return may be in any future period.

PERFORMANCE INFORMATION

         The Contracts and the Separate Account are new and therefore do not have a meaningful investment performance history. However, the corresponding Portfolios have been in existence for some time and consequently have investment performance history. In order to demonstrate how the actual investment experience of the Portfolios affects Accumulation Unit values, the Company may develop performance information. The information will be based upon the historical experience of the Portfolios and will be for the periods shown.

         Actual performance will vary and the results which may be shown are not necessarily representative of future results. Performance for periods ending after those shown may vary substantially. The performance of the Accumulation Units will be calculated for a specified period of time assuming an initial Purchase Payment of $1,000 allocated to each Portfolio and a deduction of all charges and deductions (see "Expenses" in the Prospectus for more information).

         Performance may also be shown without certain charges being included. If the charges were included in the calculations, the performance would be lower. The percentage increases are determined by subtracting the initial Purchase Payment from the ending value and dividing the remainder by the beginning value.



HISTORICAL UNIT VALUES

         The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

     In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

REPORTING AGENCIES

         The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

         The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

         The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger. Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

FEDERAL TAX STATUS

     NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED HEREIN MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

GENERAL

         Section 72 of the Internal Revenue Code of 1986, as amended ("Code") governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For non-qualified Contracts, this cost basis is generally the purchase payments, while for qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

         For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

         The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

DIVERSIFICATION

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

         Regulations issued by the Treasury Department ("the Regulations") amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

         The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

         The Company  intends  that all  investment  portfolios  underlying  the
Contracts   will  be  managed  in  such  a  manner  as  to  comply   with  these
diversification requirements.

         The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

         The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

     In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owners being retroactively determined to be the owners of the assets of the Separate Account.

         Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

MULTIPLE CONTRACTS

         The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS

         An assignment or pledge of a Contract may be a taxable event. You should therefore consult competent tax advisers should you wish to assign or pledge your Contract.

         If the Contract is issued pursuant to a retirement plan which receives favorable treatment under the provision of Section 408 of the Code, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

INCOME TAX WITHHOLDING

         All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in many cases, may elect not to have taxes withheld or to have withholding done at a different rate.

     Certain  distributions from retirement plans qualified under Section 401 or
Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship withdrawals. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

TAX TREATMENT OF WITHDRAWALS - NON-QUALIFIED CONTRACTS

         Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after you reach age 59 1/2; (b) after your death; (c) if you become totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

         With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

     The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

QUALIFIED PLANS

The Contracts are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by the Company in connection with Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a. TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employees until the employees receive distributions from the Contracts. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals Qualified Contracts" and "Tax-Sheltered Annuities - Withdrawal Limitations" below.) Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b. INDIVIDUAL RETIREMENT ANNUITIES

The Contracts offered by the prospectus are designed to be suitable for use as an Individual Retirement Annuity (IRA). Generally, individuals who purchase IRAs are not taxed on increases to the value of the contributions until distribution occurs. Following is a general description of IRAs with which the Contract may be used. The description is not exhaustive and is for general informational purposes only.

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

ROTH IRAS

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year and are not deductible from taxable income. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues apply to all of a taxpayer's IRA contributions, including Roth IRA and non-Roth IRAs.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held a Roth IRA for at least five taxable years and, in addition, that the distribution is made: (i) after the individual reaches age 59 1/2, (ii) on the individual's death or disability, or (iii) as a qualified first-time home purchase (subject to a $10,000 lifetime maximum) for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions and conversions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, ("conversion deposits") unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year period beginning with tax year 1998. In addition, distribution of amounts attributable to conversion deposits held for less than 5 taxable years will also be subject to the penalty tax.

Purchasers of Contracts intended to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c. PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Special considerations apply to plans covering self-employed individuals, including limitations on contributions and benefits for key employees or 5 percent owners. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Purchasers of Contracts for use with Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.   GOVERNMENT AND TAX-EXEMPT ORGANIZATION'S DEFERRED COMPENSATION PLAN

Under Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in Deferred Compensation Plans. While participants in such Plans may be permitted to specify the form of investment in which their Plan accounts will participate, all such investments are owned by the sponsoring employer and are subject to the claims of its creditors until December 31, 1998, or such earlier date as may be established by Plan amendment. However, amounts deferred under a Plan created on or after August 20, 1996 and amounts deferred under any 457 Plan after December 31, 1998 must be held in trust, custodial account or annuity contract for the exclusive benefit of Plan participants and their beneficiaries. The amounts deferred under a Plan which meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. As a general rule, the maximum amount which can be deferred in any one year is the lesser of $7,500 ($8,000 beginning in 1998, as indexed for inflation) or 33 1/3 percent of the participant's includable compensation. However, in limited circumstances, up to $15,000 may be deferred in each of the last three years before normal retirement age. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

TAX TREATMENT OF WITHDRAWALS - QUALIFIED CONTRACTS

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities) and 408 and 408A (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2 (b) following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) made to an alternate payee pursuant to a qualified domestic relations order; (g) from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (h) from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; and
(i) distributions up to $10,000 from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service. With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

TAX-SHELTERED ANNUITIES - WITHDRAWAL LIMITATIONS

The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Owner: (1) attains age 59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); (5) in the case of hardship; or (6) made pursuant to a qualified domestic relations order, if otherwise permissible. However, withdrawals for hardship are restricted to the portion of the Owner's Contract Value which represents contributions made by the Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers and transfers between certain Qualified Plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.

MANDATORY DISTRIBUTIONS - QUALIFIED PLANS

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. There are no mandatory distribution requirements for Roth IRAs prior to death. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

ANNUITY PROVISIONS

         The Company makes available payment plans on a fixed and variable basis.

VARIABLE ANNUITY PAYOUT

         A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment portfolio. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized. The Annuity Table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

         1. The dollar amount of the first variable annuity payment is divided by the value of an annuity unit for each investment portfolio as of the annuity date. This sets the number of annuity units for each monthly payment for the applicable investment portfolio.

         2. The fixed number of annuity units for each payment in each investment portfolio is multiplied by the annuity unit value for that investment portfolio for the last valuation period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment for each applicable investment portfolio.

         The total dollar amount of each variable annuity payment is the sum of all variable annuity payments reduced by the applicable portion of the Contract Maintenance Charge.

The calculation of the first annuity payment is made on the annuity date. The Company assesses the insurance charges during both the accumulation phase and the annuity phase. The deduction of the insurance charges will affect the amount of the first and any subsequent annuity payments. In addition, under certain circumstances, the Company may assess a contingent deferred sales charge and/or the contract maintenance charge on the annuity date which would affect the amount of the first annuity payment (see "Expenses" and "Annuity Payments" in the prospectus).

ANNUITY UNIT

         The value of an annuity unit was arbitrarily set initially at $10. The annuity unit value at the end of any subsequent valuation period is determined as follows:

         1. The net investment factor for the current valuation period is multiplied by the value of the annuity unit for investment portfolio for the immediately preceding valuation period.

         2. The result in (1) is then divided by the assumed investment rate factor which equals 1.00 plus the assumed investment rate for the number of days since the previous valuation period.

The owner can choose either a 5% or a 3% assumed investment rate.

FIXED ANNUITY PAYOUT

         A fixed annuity is an annuity with payments which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the investment portfolios. The dollar amount of each fixed annuity payment is determined in accordance with Annuity Tables contained in the Contract.

FINANCIAL STATEMENTS

         The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.





                       CONSECO VARIABLE INSURANCE COMPANY

                                  BALANCE SHEET
                               September 30, 1999
                              (Dollars in millions)
                                   (Unaudited)


                                     ASSETS


Investments:
   Actively managed fixed maturities at fair value (amortized cost: $1,541.9).............................  $1,468.0
   Equity securities at fair value (amortized cost:  $44.4)...............................................      44.4
   Mortgage loans.........................................................................................     111.3
   Policy loans...........................................................................................      76.0
   Other invested assets .................................................................................     101.4
   Assets held in separate accounts.......................................................................   1,069.6
                                                                                                            --------

       Total investments..................................................................................   2,870.7

Cash and cash equivalents.................................................................................       1.3
Accrued investment income.................................................................................      42.0
Cost of policies purchased................................................................................     125.1
Cost of policies produced.................................................................................     123.0
Reinsurance receivables...................................................................................      23.9
Goodwill..................................................................................................      45.6
Other assets..............................................................................................       6.4
                                                                                                            --------

       Total assets.......................................................................................  $3,238.0
                                                                                                            ========



















                            (continued on next page)



                          The accompanying notes are an
                         integral part of the financial
                                  statements.


                       CONSECO VARIABLE INSURANCE COMPANY

                            BALANCE SHEET (Continued)
                               September 30, 1999
                 (Dollars in millions, except per share amount)
                                   (Unaudited)


                      LIABILITIES AND SHAREHOLDER'S EQUITY


Liabilities:
   Insurance liabilities:
     Interest sensitive products........................................................................... $1,290.4
     Traditional products..................................................................................    268.1
     Claims payable and other policyholder funds...........................................................     31.7
     Liabilities related to separate accounts..............................................................  1,069.6
   Income tax liabilities..................................................................................     24.9
   Investment borrowings...................................................................................    146.5
   Other liabilities ......................................................................................     14.5
                                                                                                            --------

         Total liabilities.................................................................................  2,845.7
                                                                                                            --------

Shareholder's equity:
   Common stock and additional paid-in capital (par value $4.80 per share, 1,065,000
     shares authorized, 1,043,565 shares issued and outstanding)...........................................    380.8
   Accumulated other comprehensive loss (net of applicable deferred income taxes of $(12.2))...............    (21.6)
   Retained earnings.......................................................................................     33.1
                                                                                                            --------

         Total shareholder's equity........................................................................    392.3
                                                                                                            --------

         Total liabilities and shareholder's equity........................................................ $3,238.0
                                                                                                            ========





















                          The accompanying notes are an
                         integral part of the financial
                                   statements.


                       CONSECO VARIABLE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                              (Dollars in millions)
                                   (Unaudited)

                                                                                         Nine months
                                                                                     ended September 30,
                                                                                  ------------------------
                                                                                  1999                1998
                                                                                  ----                ----

Revenues:
   Insurance policy income.................................................      $ 56.3              $ 60.4
   Net investment income...................................................       143.3               152.3
   Net investment gains (losses)...........................................        (6.9)                8.3
                                                                                 ------              ------
       Total revenues......................................................       192.7               221.0
                                                                                 ------              ------

Benefits and expenses:
   Insurance policy benefits...............................................       125.0               137.9
   Amortization............................................................        16.0                20.0
   Other operating costs and expenses......................................        31.9                20.6
                                                                                 ------              ------

       Total benefits and expenses.........................................       172.9               178.5
                                                                                 ------              ------

       Income before income taxes..........................................        19.8                42.5

Income tax expense.........................................................         6.8                15.0
                                                                                 ------              ------

       Net income..........................................................      $ 13.0              $ 27.5
                                                                                 ======              ======
























                          The accompanying notes are an
                         integral part of the financial
                                   statements.



                       CONSECO VARIABLE INSURANCE COMPANY

                        STATEMENT OF SHAREHOLDER'S EQUITY
                              (Dollars in millions)
                                   (Unaudited)


                                                                            Common stock       Accumulated other
                                                                           and additional        comprehensive     Retained
                                                              Total        paid-in capital       income (loss)     earnings
                                                              -----        ---------------      ----------------   --------

Balance, January 1, 1999...................................   $405.1          $380.8               $  (.8)          $ 25.1

   Comprehensive loss, net of tax:
     Net income............................................     13.0             -                    -               13.0
     Change in unrealized depreciation of investments
       (net of applicable income tax benefit of $11.8).....    (20.8)            -                  (20.8)             -
                                                              ------

         Total comprehensive loss..........................     (7.8)

   Dividends on common stock...............................     (5.0)            -                    -               (5.0)
                                                              ------          ------               ------           ------

Balance, September 30, 1999................................   $392.3          $380.8               $(21.6)          $ 33.1
                                                              ======          ======               ======           ======

Balance, January 1, 1998...................................   $416.9          $380.8               $  8.7           $ 27.4

   Comprehensive income, net of tax:
     Net income............................................     27.5             -                    -               27.5
     Change in unrealized appreciation of investments
       (net of applicable income taxes of $.3).............       .6             -                     .6              -
                                                              ------

         Total comprehensive income........................     28.1

   Dividends on common stock...............................    (32.9)            -                    -              (32.9)
                                                              ------          ------               ------           ------

Balance, September 30, 1998................................   $412.1          $380.8               $  9.3           $ 22.0
                                                              ======          ======               ======           ======

















                          The accompanying notes are an
                         integral part of the financial
                                   statements.


                       CONSECO VARIABLE INSURANCE COMPANY

                             STATEMENT OF CASH FLOWS
                              (Dollars in millions)
                                   (Unaudited)

                                                                                         Nine months
                                                                                     ended September 30,
                                                                                  ------------------------
                                                                                  1999                1998
                                                                                  ----                ----

Cash flows from operating activities:
   Net income..............................................................   $    13.0           $    27.5
   Adjustments to reconcile net income to net
     cash provided by operating activities:
       Amortization........................................................        16.0                20.0
       Income taxes........................................................         (.8)                4.4
       Insurance liabilities...............................................       (13.4)               77.2
       Interest credited to insurance liabilities..........................        84.1                92.0
       Fees charged to insurance liabilities...............................       (22.3)              (25.6)
       Accrual and amortization of investment income.......................       (14.8)               (1.5)
       Deferral of cost of policies produced...............................       (39.4)              (34.1)
       Net investment (gains) losses.......................................         6.9                (8.3)
       Other...............................................................         (.3)              (15.7)
                                                                              ---------           ---------

           Net cash provided by operating activities.......................        29.0               135.9
                                                                              ---------           ---------

Cash flows from investing activities:
   Sales of investments....................................................       667.4               855.0
   Maturities and redemptions..............................................        94.4               127.9
   Purchases of investments................................................    (1,125.0)           (1,049.6)
                                                                              ---------           ---------

           Net cash used by investing activities...........................      (363.2)              (66.7)
                                                                              ---------           ---------

Cash flows from financing activities:
   Deposits to insurance liabilities.......................................       454.5               194.9
   Investment borrowings...................................................        80.8                19.7
   Withdrawals from insurance liabilities..................................      (243.2)             (300.4)
   Dividends paid on common stock..........................................        (5.0)              (32.9)
                                                                              ---------           ---------

           Net cash provided (used) by financing activities................       287.1              (118.7)
                                                                              ---------           ---------

           Net decrease in cash and cash equivalents.......................       (47.1)              (49.5)

Cash and cash equivalents, beginning of period.............................        48.4                49.5
                                                                              ---------           ---------

Cash and cash equivalents, end of period...................................   $     1.3           $     -
                                                                              =========           =========






                          The accompanying notes are an
                         integral part of the financial
                                   statements.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                                   (Unaudited)
                         ------------------------------


     The following notes should be read in conjunction with the notes to audited financial statements included elsewhere in this Prospectus.

     SIGNIFICANT ACCOUNTING POLICIES

     Organization and Basis of Presentation

     Conseco Variable Insurance Company ("we" or the "Company") markets tax-qualified annuities and certain employee benefit-related insurance products through professional independent agents. Prior to its name change in October 1998, the Company was named Great American Reserve Insurance Company. Since August 1995, the Company has been a wholly owned subsidiary of Conseco, Inc. ("Conseco"), a financial services holding company operating throughout the United States. Conseco's life insurance subsidiaries develop, market and administer supplemental health insurance, annuity, individual life insurance, individual and group major medical insurance and other insurance products. Conseco's finance subsidiaries originate, purchase, sell and service consumer and commercial finance loans.

     The unaudited financial statements reflect all adjustments, consisting only of normal recurring items, which are necessary to present fairly the Company's financial position and results of operations on a basis consistent with that of prior audited financial statements. We have also reclassified certain amounts from the prior periods to conform to the 1999 presentation. Results for interim periods are not necessarily indicative of the results that may be expected for a full year.

     In preparing financial statements in conformity with generally accepted accounting principles, the Company is required to make estimates and assumptions that significantly affect various reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting periods. For example, the Company uses significant estimates and assumptions in calculating values for the cost of policies produced, the cost of policies purchased, goodwill, insurance liabilities, guaranty fund assessment accruals and deferred income taxes. If future experience differs from these estimates and assumptions, the Company's financial statements could be materially affected.

     ACCOUNTING FOR INVESTMENTS

     The Company classifies fixed maturity securities into three categories: (i) "actively managed" (which are carried at estimated fair value); (ii) "trading" (which are carried at estimated fair value); and (iii) "held to maturity" (which are carried at amortized cost). The Company held $19.7 million of trading securities at September 30, 1999, which are included in other invested assets. The Company did not carry any fixed maturity securities in the held to maturity category at September 30, 1999. Unrealized losses included in shareholder's equity as of September 30, 1999, were as follows:

Unrealized losses on investments.......................................  $(73.9)

Less amounts attributed to:
   Cost of policies purchased and produced.............................    41.1
   Deferred income tax benefit.........................................    12.2
   Other...............................................................    (1.0)
                                                                         ------

     Total.............................................................  $(21.6)
                                                                         ======

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                                   (Unaudited)
                         ------------------------------

     REINSURANCE

     The cost of reinsurance ceded totaled $18.8 million and $16.1 million in the first nine months of 1999 and 1998, respectively. We deducted this cost from insurance policy income. The Company is contingently liable for claims reinsured if the assuming company is unable to pay. Reinsurance recoveries netted against insurance policy benefits totaled $13.9 million and $16.6 million in the first nine months of 1999 and 1998, respectively.

     SHAREHOLDER'S EQUITY

     The Company paid shareholder dividends of $5.0 million and $32.9 million during the nine months ended September 30, 1999 and 1998, respectively.

     RELATED PARTY TRANSACTIONS

     The Company operates without direct employees through management and service agreements with subsidiaries of Conseco. Fees for such services (including data processing, executive management and investment management services) are based on Conseco's direct and directly allocable costs plus a 10 percent margin. Total fees incurred by the Company under such agreements were $31.3 million and $29.2 million during the nine months ended September 30, 1999 and 1998, respectively.

     RECENTLY ISSUED ACCOUNTING STANDARDS

     Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, ("SFAS 133") requires all derivative instruments to be recorded on the balance sheet at estimated fair value. Changes in the fair value of derivative instruments are to be recorded each period either in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and, if it is, on the type of hedge transaction. We are required to implement the provisions of SFAS 133 for the year 2001. We are currently evaluating the impact of SFAS 133. At present, we believe it will not have a material effect on either our consolidated financial position or our results of operations.

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Shareholders and Board of Directors
Conseco Variable Insurance Company

     In our opinion, the accompanying balance sheet and the related statements of operations, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Conseco Variable Insurance Company (the "Company") at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




                                           /s/ PricewaterhouseCoopers LLP
                                           -------------------------------------
                                           PricewaterhouseCoopers LLP


March 30, 1999


                       CONSECO VARIABLE INSURANCE COMPANY

                                  BALANCE SHEET
                           December 31, 1998 and 1997
                              (Dollars in millions)


                                     ASSETS


                                                                                           1998              1997
                                                                                           ----              ----
Investments:
    Actively managed fixed maturities at fair value (amortized cost:
       1998 - $1,520.5; 1997 - $1,705.2)...............................................  $1,524.1           $1,734.0
    Equity securities at fair value (cost: 1998 - $46.0 million; 1997 - $25.1 million).      45.7               25.4
    Mortgage loans.....................................................................     110.2              146.1
    Policy loans.......................................................................      79.6               80.6
    Other invested assets .............................................................     103.1               62.8
    Short-term investments.............................................................      48.4               49.5
    Assets held in separate accounts...................................................     696.4              402.1
                                                                                         --------           --------

          Total investments............................................................   2,607.5            2,500.5


Accrued investment income..............................................................      30.5               30.5
Cost of policies purchased.............................................................      98.0              106.4
Cost of policies produced..............................................................      82.5               55.9
Reinsurance receivables................................................................      22.2               21.9
Goodwill (net of accumulated amortization: 1998 - $14.7; 1997 - $13.2).................      46.7               48.2
Other assets...........................................................................      24.3                8.3
                                                                                         --------           --------

          Total assets.................................................................  $2,911.7           $2,771.7
                                                                                         ========           ========




















                            (continued on next page)


                          The accompanying notes are an
                         integral part of the financial
                                   statements.



                       CONSECO VARIABLE INSURANCE COMPANY

                            BALANCE SHEET (Continued)
                           December 31, 1998 and 1997
                 (Dollars in millions, except per share amount)


                      LIABILITIES AND SHAREHOLDER'S EQUITY


                                                                                          1998               1997
                                                                                          ----               ----

Liabilities:
    Insurance liabilities:
       Interest sensitive products.....................................................  $1,365.2           $1,522.1
       Traditional products............................................................     246.2              248.3
       Claims payable and other policyholder funds.....................................      62.6               62.5
       Liabilities related to separate accounts........................................     696.4              402.1
    Income tax liabilities.............................................................      37.5               44.2
    Investment borrowings..............................................................      65.7               61.0
    Other liabilities..................................................................      33.0               14.6
                                                                                         --------           --------

            Total liabilities..........................................................   2,506.6            2,354.8
                                                                                        ---------          ---------

Shareholder's equity:
    Common stock and additional paid-in capital (par value $4.80 per share, 1,065,000
       shares authorized,  1,043,565 shares issued and outstanding)....................     380.8              380.8
    Accumulated other comprehensive income:
       Unrealized gains of fixed maturity securities (net of applicable deferred
          income taxes:  1998 - $.5; 1997 - $4.4)......................................       1.0                8.2
       Unrealized gains (losses) of other investments (net of applicable deferred
          income taxes:  1998 - $(.9); 1997 - $.3).....................................      (1.8)                .5
    Retained earnings..................................................................      25.1               27.4
                                                                                         --------           --------

            Total shareholder's equity.................................................     405.1              416.9
                                                                                         --------           --------

            Total liabilities and shareholder's equity.................................  $2,911.7           $2,771.7
                                                                                         ========           ========



















                          The accompanying notes are an
                         integral part of the financial
                                   statements.



                       CONSECO VARIABLE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
              for the years ended December 31, 1998, 1997 and 1996
                              (Dollars in millions)


                                                                         1998              1997            1996
                                                                         ----              ----            ----

Revenues:
    Insurance policy income..........................................    $ 73.6           $ 75.7           $  81.4
    Net investment income............................................     198.0            222.6             218.4
    Net investment gains.............................................      18.5             13.3               2.7
                                                                         ------           ------           -------

          Total revenues.............................................     290.1            311.6             302.5
                                                                         ------           ------            ------

Benefits and expenses:
    Insurance policy benefits........................................     170.6            191.0             180.6
    Amortization.....................................................      33.6             27.1              20.3
    Other operating costs and expenses...............................      38.7             32.2              60.5
                                                                         ------           ------            ------

          Total benefits and expenses................................     242.9            250.3             261.4
                                                                         ------           ------            ------

          Income before income taxes.................................      47.2             61.3              41.1

Income tax expense...................................................      16.6             22.1              15.4
                                                                         ------           ------            ------

          Net income.................................................    $ 30.6           $ 39.2            $ 25.7
                                                                         ======           ======            ======



























                          The accompanying notes are an
                         integral part of the financial
                                   statements.



                       CONSECO VARIABLE INSURANCE COMPANY

                        STATEMENT OF SHAREHOLDER'S EQUITY
              for the years ended December 31, 1998, 1997 and 1996
                              (Dollars in millions)

                                                                            Common stock       Accumulated other
                                                                           and additional        comprehensive     Retained
                                                              Total        paid-in capital       income (loss)     earnings
                                                              -----        ---------------       -------------     --------

Balance, December 31, 1995.................................   $442.6          $380.8                 $ 12.4          $ 49.4

   Comprehensive income, net of tax:
     Net income............................................     25.7             -                      -              25.7
     Change in unrealized appreciation (depreciation) of
       securities (net of applicable income taxes of ($9.7))   (17.0)            -                    (17.0)            -
                                                              ------

         Total comprehensive income........................      8.7

   Dividends on common stock...............................    (54.4)            -                      -             (54.4)
                                                              ------          ------                 ------          ------

Balance, December 31, 1996.................................    396.9           380.8                   (4.6)           20.7

   Comprehensive income, net of tax:
     Net income............................................     39.2             -                      -              39.2
     Change in unrealized appreciation (depreciation) of
       securities (net of applicable income taxes of $7.2).     13.3             -                     13.3             -
                                                              ------

         Total comprehensive income........................     52.5             -                      -               -

   Dividends on common stock...............................    (32.5)            -                      -             (32.5)
                                                              ------          ------                 ------          ------

Balance, December 31, 1997.................................    416.9           380.8                    8.7            27.4

   Comprehensive income, net of tax:
     Net income............................................     30.6             -                      -              30.6
     Change in unrealized appreciation (depreciation) of
       securities (net of applicable income taxes of $(5.1))    (9.5)            -                     (9.5)            -
                                                              ------

         Total comprehensive income........................     21.1

   Dividends on common stock...............................    (32.9)            -                      -             (32.9)
                                                              ------          ------                 ------          ------

Balance, December 31, 1998.................................   $405.1          $380.8                 $  (.8)         $ 25.1
                                                              ======          ======                 ======          ======














                          The accompanying notes are an
                         integral part of the financial
                                   statements.



                       CONSECO VARIABLE INSURANCE COMPANY

                             STATEMENT OF CASH FLOWS
              for the years ended December 31, 1998, 1997 and 1996
                              (Dollars in millions)


                                                                         1998              1997             1996
                                                                         ----              ----             ----

Cash flows from operating activities:
   Net income........................................................ $    30.6          $  39.2         $    25.7
     Adjustments to reconcile net income to net
       cash provided by operating activities:
         Amortization................................................      43.0             27.1              20.3
         Income taxes................................................      (1.2)             6.7              (3.9)
         Insurance liabilities.......................................     120.0             95.2             112.5
         Accrual and amortization of investment income...............       1.6               .3               3.1
         Deferral of cost of policies produced.......................     (35.3)           (31.8)            (13.2)
         Investment gains............................................     (18.5)           (13.3)             (2.7)
         Other.......................................................     (38.3)            (4.6)             (8.8)
                                                                      ---------          -------         ---------

         Net cash provided by operating activities...................     101.9            118.8             133.0
                                                                      ---------          -------         ---------

Cash flows from investing activities:
   Sales of investments..............................................   1,185.0            755.2             988.9
   Maturities and redemptions........................................     145.5            150.4             101.7
   Purchases of investments..........................................  (1,420.7)          (923.5)         (1,049.6)
                                                                      ---------          -------         ---------

         Net cash provided (used) by investing activities............     (90.2)           (17.9)             41.0
                                                                      ---------          -------         ---------

Cash flows from financing activities:
   Deposits to insurance liabilities.................................     400.4            255.9             169.8
   Investment borrowings.............................................       4.7             12.6             (35.8)
   Withdrawals from insurance liabilities............................    (385.0)          (302.2)           (267.7)
   Dividends paid on common stock....................................     (32.9)           (32.5)            (44.5)
                                                                      ---------          -------         ---------

         Net cash used by financing activities.......................     (12.8)           (66.2)           (178.2)
                                                                      ---------          -------         ---------

         Net increase (decrease) in short-term
           investments...............................................      (1.1)            34.7              (4.2)

Short-term investments, beginning of year............................      49.5             14.8              19.0
                                                                      ---------          -------         ---------

Short-term investments, end of year.................................. $    48.4          $  49.5         $    14.8
                                                                      =========          =======         =========












                          The accompanying notes are an
                         integral part of the financial
                                   statements.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


1.   SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation

     Conseco Variable Insurance Company ("we" or the "Company") markets tax-qualified annuities and certain employee benefit-related insurance products through professional independent agents. Prior to its name change in October 1998, the Company was named Great American Reserve Insurance Company. Since August 1995, the Company has been a wholly owned subsidiary of Conseco, Inc. ("Conseco"), a financial services holding company operating throughout the United States. Conseco's life insurance subsidiaries develop, market and administer supplemental health insurance, annuity, individual life insurance, individual and group major medical insurance and other insurance products. Conseco's finance subsidiaries originate, purchase, sell and service consumer and commercial finance loans.

     The following summary explains the accounting policies we use to arrive at the more significant numbers in our financial statements. We prepare our financial statements in accordance with generally accepted accounting principles ("GAAP"). We follow the accounting standards established by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants and the Securities and Exchange Commission. We reclassified certain amounts in our 1997 and 1996 financial statements and notes to conform with the 1998 presentation.

     Investments

     Fixed maturities are securities that mature more than one year after issuance and include bonds, notes receivable and redeemable preferred stock. Fixed maturities that we may sell prior to maturity are classified as actively managed and are carried at estimated fair value, with any unrealized gain or loss, net of tax and related adjustments, recorded as a component of shareholder's equity. Fixed maturity securities that we intend to sell in the near term are classified as trading and included in other invested assets. We include any unrealized gain or loss on trading securities in net investment gains.

     Equity securities include investments in common stocks and non-redeemable preferred stock. We carry these investments at estimated fair value. We record any unrealized gain or loss, net of tax and related adjustments, as a component of shareholder's equity.

     Mortgage loans held in our investment portfolio are carried at amortized unpaid balances, net of provisions for estimated losses.

     Policy loans are stated at their current unpaid principal balances.

     Other invested assets include trading securities and certain non-traditional investments. Non-traditional investments include investments in venture capital funds, limited partnerships, mineral rights and promissory notes; we account for them using either the cost method, or for investments in partnerships over whose operations the Company exercises significant influence, the equity method.

     Short-term investments include commercial paper, invested cash and other investments purchased with maturities of less than three months. We carry them at amortized cost, which approximates their estimated fair value. We consider all short-term investments to be cash equivalents.

     We defer any fees received or costs incurred when we originate investments (primarily mortgage loans). We amortize fees, costs, discounts and premiums as yield adjustments over the contractual lives of the investments. We consider anticipated prepayments on mortgage-backed securities in determining estimated future yields on such securities.

     When we sell a security (other than a trading security), we report the difference between our sale proceeds and its amortized cost (determined based on specific identification) as an investment gain or loss.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     We regularly evaluate all of our investments based on current economic conditions, credit loss experience and other investee- specific developments. If there is a decline in a security's net realizable value that is other than temporary, we treat it as a realized loss and reduce our cost basis of the security to its estimated fair value.

     Separate Accounts

     Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally segregated. They are not subject to the claims that may arise out of any other business of the Company. We report separate account assets at market value; the underlying investment risks are assumed by the contract holders. We record the related liabilities at amounts equal to the market value of the underlying assets.

     Cost of Policies Produced

     The costs that vary with, and are primarily related to, producing new insurance business are referred to as cost of policies produced. We amortize these costs using the interest rate credited to the underlying policy; (I) in relation to the estimated gross profits for universal life-type and investment-type products; or (ii) in relation to future anticipated premium revenue for other products.

     When we sell investments backing our universal life or investment-type product business at a gain or loss, we adjust the amortization to reflect the change in future investment yields resulting from the sale (thereby changing the future amortization to offset the change in yield). We also adjust the cost of policies produced for the change in amortization that would have been recorded if actively managed fixed maturity securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. We include the impact of this adjustment in net unrealized appreciation (depreciation) within shareholder's equity.

     Each year, we evaluate the recoverability of the unamortized balance of the cost of policies produced. We consider estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable.

     Cost of Policies Purchased

     The cost assigned to the right to receive future cash flows from contracts existing at the date of an acquisition is referred to as cost of policies purchased. This balance is amortized, evaluated for recoverability, and adjusted for the impact of realized and unrealized gains (losses) in the same manner as the cost of policies produced described above.

     Goodwill

     Goodwill is the excess of the amount paid to acquire the Company over the fair value of its net assets. We amortize goodwill on the straight-line basis over a 40-year period. We continually monitor the value of our goodwill based on our estimates of future earnings. We determine whether goodwill is fully recoverable from projected undiscounted net cash flows over the remaining amortization period. If we were to determine that changes in such projected cash flows no longer support the recoverability of goodwill over the remaining amortization period, we would reduce its carrying value with a corresponding charge to expense or shorten the amortization period (no such changes have occurred).

     Recognition of Insurance Policy Income and Related Benefits and Expenses on Insurance Contracts

     Generally, we recognize insurance premiums for traditional life and accident and health contracts as earned over the premium-paying periods. We establish reserves for future benefits on a net-level premium method based upon assumptions as to investment yields, mortality, morbidity, withdrawals and dividends. We record premiums for universal life-type and investment-type contracts that do not involve significant mortality or morbidity risk as deposits to insurance liabilities. Revenues for these contracts consist of mortality, morbidity, expense and surrender charges. We establish reserves for the estimated present value of the remaining net costs of all reported and unreported claims.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     Reinsurance

     In the normal course of business, we seek to limit our exposure to loss on any single insured or to certain groups of policies by ceding reinsurance to other insurance enterprises. We currently retain no more than $.5 million of mortality risk on any one policy. We diversify the risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ratings. If any reinsurer could not meet its obligations, the Company would assume the liability. The likelihood of a material loss being incurred as the result of the failure of one of our reinsurers is considered remote. The cost of reinsurance ceded totaled $21.0 million, $24.2 million and $24.6 million in 1998, 1997 and 1996, respectively. Reinsurance recoveries netted against insurance policy benefits totaled $21.8 million, $14.9 million and $19.4 million in 1998, 1997 and 1996, respectively.

     Income Taxes

     Our income tax expense includes deferred income taxes arising from temporary differences between the tax and financial reporting bases of assets and liabilities. In assessing the realization of deferred income tax assets, we consider whether it is more likely than not that the deferred income tax assets will be realized. The ultimate realization of deferred income tax assets depends upon generating future taxable income during the periods in which temporary differences become deductible. If future income is not generated as expected, deferred income tax assets may need to be written off (no such write-offs have occurred).

     Investment Borrowings

     As part of our investment strategy, we may enter into reverse repurchase agreements and dollar-roll transactions to increase our investment return or to improve our liquidity. We account for these transactions as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar rolls are similar to reverse repurchase agreements except that, with dollar rolls, the repurchase involves securities that are only substantially the same as the securities sold. We account for these transactions as short-term collateralized borrowings. Such borrowings averaged approximately $66.0 million during 1998 (compared with an average of $90.4 million during 1997) and were collateralized by investment securities with fair values approximately equal to the loan value. The weighted average interest rate on short-term collateralized borrowings was 4.4 percent in both 1998 and 1997. The primary risk associated with short-term collateralized borrowings is that a counterparty will be unable to perform under the terms of the contract. Our exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments (such excess was not material at December 31, 1998). We believe the counterparties to our reverse repurchase and dollar-roll agreements are financially responsible and that the counterparty risk is minimal.

     Use of Estimates

     When we prepare financial statements in conformity with GAAP, we are required to make estimates and assumptions that significantly affect various reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting periods. For example, we use significant estimates and assumptions in calculating values for the cost of policies produced, the cost of policies purchased, goodwill, liabilities for insurance and deposit products, liabilities related to litigation, guaranty fund assessment accruals, gain on sale of finance receivables and deferred income taxes. If our future experience differs materially from these estimates and assumptions, our financial statements could be affected.

     Fair Values of Financial Instruments

     We use the following methods and assumptions to determine the estimated fair values of financial instruments:

     Investment securities. For fixed maturity securities (including redeemable preferred stocks) and for equity and trading securities, we use quotes from independent pricing services, where available. For investment securities for which such quotes are not available, we use values obtained from broker-dealer market makers or by discounting expected future cash flows using a current market rate appropriate for the yield, credit quality, and (for fixed maturity securities) the maturity of the investment being priced.
                                      F-16

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     Short-term investments. We use quoted market prices. The carrying amount for these instruments approximates their estimated fair value.

     Mortgage loans and policy loans. We discount future expected cash flows for loans included in our investment portfolio based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. We aggregate loans with similar characteristics in our calculations.

     Other invested assets. We use quoted market prices, where available. When quotes are not available, we assume a market value equal to carrying value.

     Insurance liabilities for investment contracts. We discount future expected cash flows based on interest rates currently being offered for similar contracts with similar maturities.

     Investment borrowings. Due to the short-term nature of these borrowings (terms generally less than 30 days), estimated fair values are assumed to approximate the carrying amount reported in the balance sheet.

     Here are the estimated fair values of our financial instruments:

                                                                             1998                            1997
                                                                   ------------------------      -------------------------
                                                                   Carrying           Fair       Carrying            Fair
                                                                    Amount            Value       Amount             Value
                                                                    ------            -----       ------             -----
                                                                                     (Dollars in millions)
Financial assets:
   Actively managed fixed maturities............................   $1,524.1        $1,524.1      $1,734.0           $1,734.0
   Equity securities ...........................................       45.7            45.7          25.4               25.4
   Mortgage loans...............................................      110.2           119.0         146.1              154.6
   Policy loans.................................................       79.6            79.6          80.6               80.6
   Other invested assets........................................      103.1           103.1          62.8               62.8
   Short-term investments.......................................       48.4            48.4          49.5               49.5

Financial liabilities:
   Insurance liabilities for investment contracts (1)...........    1,036.0         1,036.0       1,177.5            1,177.5
   Investment borrowings........................................       65.7            65.7          61.0               61.0

     (1) The estimated fair value of the liabilities for investment contracts was approximately equal to its carrying value at December 31, 1998 and 1997. This was because interest rates credited on the vast majority of account balances approximate current rates paid on similar investments contracts and because these rates are not generally guaranteed beyond one year. We are not required to disclose fair values for insurance liabilities, other than those for investment contracts. However, we take into consideration the estimated fair values of all insurance liabilities in our overall management of interest rate risk. We attempt to minimize exposure to changing interest rates by matching investment maturities with amounts due under insurance contracts.

     Recently Issued Accounting Standards

     Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") was issued in June 1998. SFAS 133 requires all derivative instruments to be recorded on the balance sheet at estimated fair value. Changes in the fair value of derivative instruments are to be recorded each period either in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and, if it is, on the type of hedge transaction. SFAS 133 is effective for year 2000. We are currently evaluating the impact of SFAS 133; at present, we do not believe it will have a material effect on our financial position or results of operations.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

2.   INVESTMENTS:

     At December 31, 1998, the amortized cost and estimated fair value of actively managed fixed maturities and equity securities were as follows:

                                                                                        Gross         Gross      Estimated
                                                                         Amortized   unrealized    unrealized      fair
                                                                           cost         gains        losses        value
                                                                           ----         -----        ------        -----
                                                                                        (Dollars in millions)
Investment grade:
   Corporate securities................................................  $  860.4       $20.7        $15.0      $  866.1
   United States Treasury securities and obligations of
     United States government corporations and agencies................      26.9          .8           .2          27.5
   States and political subdivisions...................................      17.3          .3          -            17.6
   Debt securities issued by foreign governments.......................      11.7         -             .8          10.9
   Mortgage-backed securities .........................................     487.4         8.0          1.2         494.2
Below-investment grade (primarily corporate securities)................     116.8         1.2         10.2         107.8
                                                                         --------       -----        -----      --------

     Total actively managed fixed maturities...........................  $1,520.5       $31.0        $27.4      $1,524.1
                                                                         ========       =====        =====      ========

Equity securities......................................................  $   46.0       $  .8        $ 1.1      $   45.7
                                                                         ========       =====        =====      ========

     At December 31, 1997, the amortized cost and estimated fair value of actively managed fixed maturities and equity securities were as follows:

                                                                                        Gross         Gross      Estimated
                                                                         Amortized   unrealized    unrealized      fair
                                                                           cost         gains        losses        value
                                                                           ----         -----        ----          -----
                                                                                        (Dollars in millions)
Investment grade:
   Corporate securities................................................ $   955.8       $28.3        $ 5.3      $  978.8
   United States Treasury securities and obligations of
     United States government corporations and agencies................      28.0          .7          -            28.7
   States and political subdivisions...................................      20.4         1.1           .1          21.4
   Debt securities issued by foreign governments.......................      13.5          .1           .7          12.9
   Mortgage-backed securities .........................................     551.6         8.6           .4         559.8
Below-investment grade (primarily corporate securities)................     135.9         1.8          5.3         132.4
                                                                         --------       -----        -----      --------

     Total actively managed fixed maturities...........................  $1,705.2       $40.6        $11.8      $1,734.0
                                                                         ========       =====        =====      ========

Equity securities......................................................  $   25.1       $  .5        $  .2      $   25.4
                                                                         ========       =====        =====      ========

     Net unrealized gains (losses) on actively managed fixed maturity investments included in shareholders' equity as of December 31, 1998 and 1997, were as follows:

                                                                                                        1998       1997
                                                                                                        ----       ----
                                                                                                      (Dollars in millions)

Net unrealized gains on actively managed fixed maturity investments..................................   $ 3.6       $ 28.8
Adjustments to cost of policies purchased and cost of policies produced..............................    (2.1)       (16.2)
Deferred income tax benefit..........................................................................     (.5)        (4.4)
                                                                                                        -----       ------
       Net unrealized gain on actively managed fixed maturity investments............................   $ 1.0       $  8.2
                                                                                                        =====       ======

                                      F-18

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     The following table sets forth the amortized cost and estimated fair value of actively managed fixed maturities at December 31, 1998, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Most of the mortgage-backed securities shown below provide for periodic payments throughout their lives.

                                                                                                                 Estimated
                                                                                                 Amortized         fair
                                                                                                   cost            value
                                                                                                   ----            -----
                                                                                                    (Dollars in millions)
Due in one year or less........................................................................   $   14.5      $   14.5
Due after one year through five years..........................................................      132.1         133.4
Due after five years through ten years.........................................................      249.3         245.6
Due after ten years............................................................................      637.2         636.4
                                                                                                  --------      --------

     Subtotal..................................................................................    1,033.1       1,029.9
Mortgage-backed securities.....................................................................      487.4         494.2
                                                                                                  --------      --------

        Total actively managed fixed maturities ...............................................   $1,520.5      $1,524.1
                                                                                                  ========      ========

     Net investment income consisted of the following:

                                                                                          1998         1997         1996
                                                                                          ----         ----         ----
                                                                                               (Dollars in millions)

Actively managed fixed maturity securities...........................................    $118.4        $133.6      $146.4
Equity securities....................................................................       3.2           1.7         1.6
Mortgage loans.......................................................................      12.1          16.4        19.0
Policy loans.........................................................................       5.1           5.4         5.0
Other invested assets................................................................      13.3           7.7         9.8
Short-term investments...............................................................       2.9           3.4         2.3
Separate accounts....................................................................      44.1          55.7        35.6
                                                                                         ------        ------      ------

    Gross investment income..........................................................     199.1         223.9       219.7
Investment expenses..................................................................       1.1           1.3         1.3
                                                                                         ------        ------      ------

       Net investment income.........................................................    $198.0        $222.6      $218.4
                                                                                         ======        ======      ======

     The Company had no significant fixed maturity investments and mortgage loans that were not accruing investment income in 1998, 1997 and 1996.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     Investment gains (losses), net of investment expenses, were included in revenue as follows:

                                                                                           1998         1997         1996
                                                                                           ----         ----         ----
                                                                                                (Dollars in millions)
Fixed maturities:
    Gross gains........................................................................  $ 34.0        $20.6        $16.6
    Gross losses.......................................................................   (12.4)        (5.1)        (9.2)
    Other than temporary decline in fair value.........................................      -           (.3)         (.2)
                                                                                         -------       -----        -----

         Net investment gains from fixed maturities before expenses....................    21.6         15.2          7.2

Other..................................................................................      .1          2.2          (.6)
                                                                                         ------        -----        -----

         Net investment gains before expenses..........................................    21.7         17.4          6.6
Investment expenses....................................................................     3.2          4.1          3.9
                                                                                         ------        -----        -----

         Net investment gains..........................................................  $ 18.5        $13.3        $ 2.7
                                                                                         ======        =====        =====

     At December 31, 1998, the mortgage loan balance was primarily comprised of commercial loans. Approximately 15 percent, 12 percent, 12 percent, 11 percent and 8 percent of the mortgage loan balance were on properties located in California, Michigan, Florida, Texas and Georgia, respectively. No other state comprised greater than 8 percent of the mortgage loan balance. Noncurrent mortgage loans were insignificant at December 31, 1998. At December 31, 1998, our allowance for loss on mortgage loans was $.8 million.

     Life insurance companies are required to maintain certain investments on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $16.1 million at December 31, 1998.

     The Company had no investments in any single entity in excess of 10 percent of shareholder's equity at December 31, 1998, other than investments issued or guaranteed by the United States government or a United States government agency.

3.   INSURANCE LIABILITIES:

     These liabilities consisted of the following:

                                                                                    Interest
                                                         Withdrawal    Mortality      rate
                                                         assumption   assumption   assumption      1998              1997
                                                         ----------   ----------   ----------      ----              ----
                                                                                                     (Dollars in millions)
   Future policy benefits:
     Interest-sensitive products:
       Investment contracts............................      N/A          N/A         (c)        $1,036.0       $1,177.5
       Universal life-type contracts...................      N/A          N/A         4.8%          329.2          344.6
                                                                                                 --------       --------

         Total interest-sensitive products.............                                           1,365.2        1,522.1
                                                                                                 --------       --------
     Traditional products:
       Traditional life insurance contracts............    Company        (a)         7.6%          139.9          142.8
                                                         experience
       Limited-payment contracts.......................     None          (b)         7.6%          106.3          105.5
                                                                                                 --------       --------

         Total traditional products....................                                             246.2          248.3
                                                                                                 --------       --------

   Claims payable and other policyholder funds ........      N/A          N/A          N/A           62.6           62.5
   Liabilities related to separate accounts............      N/A          N/A          N/A          696.4          402.1
                                                                                                 --------       --------

       Total...........................................                                          $2,370.4       $2,235.0
                                                                                                 ========       ========

                                      F-20

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

-------------
   (a) Principally modifications of the 1975 - 80 Basic, Select and Ultimate Tables.

   (b) Principally the 1984 United States Population Table and the NAIC 1983 Individual Annuitant Mortality Table.

   (c) At December 31, 1998 and 1997, approximately 95 percent and 97 percent, respectively, of this liability represented account balances where future benefits are not guaranteed. The weighted average interest rate on the remainder of the liabilities representing the present value of guaranteed future benefits was approximately 6 percent at December 31, 1998.

4.   INCOME TAXES:

     Income tax liabilities were comprised of the following:

                                                                                                      1998           1997
                                                                                                      ----           ----
                                                                                                      (Dollars in millions)
Deferred income tax liabilities (assets):
    Investments (primarily actively managed fixed maturities)..................................     $  5.4         $  9.8
    Cost of policies purchased and cost of policies produced...................................       56.7           52.2
    Insurance liabilities......................................................................      (28.2)         (19.5)
    Unrealized appreciation (depreciation).....................................................        (.4)           4.7
    Other......................................................................................       (2.2)          (4.0)
                                                                                                    ------         ------

         Deferred income tax liabilities.......................................................       31.3           43.2
Current income tax liabilities (assets)........................................................        6.2            1.0
                                                                                                    ------         ------

         Income tax liabilities................................................................     $ 37.5         $ 44.2
                                                                                                    ======         ======

       Income tax expense was as follows:

                                                                                               1998       1997       1996
                                                                                               ----       ----       ----
                                                                                                  (Dollars in millions)

Current tax provision.....................................................................     $20.8      $16.3      $10.5
Deferred tax provision (benefit)..........................................................      (4.2)       5.8        4.9
                                                                                               -----      -----      -----

         Income tax expense...............................................................     $16.6      $22.1      $15.4
                                                                                               =====      =====      =====

     A reconciliation of the income tax provisions based on the U.S. statutory corporate tax rate to the provisions reflected in the statement of operations is as follows:

                                                                                                1998       1997       1996
                                                                                                ----       ----       ----
                                                                                                   (Dollars in millions)

Tax on income before income taxes at statutory rate.......................................      35.0%      35.0%      35.0%
State taxes...............................................................................       1.0         .7        1.5
Other.....................................................................................       (.8)        .3        1.0
                                                                                                ----       ----       ----

         Income tax expense...............................................................      35.2%      36.0%      37.5%
                                                                                                ====       ====       ====

5.   OTHER DISCLOSURES:

     Litigation

     The Company is involved on an ongoing basis in lawsuits related to its operations. Although the ultimate outcome of certain of such matters cannot be predicted, none of such lawsuits currently pending against the Company is expected, individually or in the aggregate, to have a material adverse effect on the Company's financial condition, cash flows or results of operations.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     Guaranty Fund Assessments

     The balance sheet at December 31, 1998, includes: (i) accruals of $2.4 million, representing our estimate of all known assessments that will be levied against the Company by various state guaranty associations based on premiums written through December 31, 1998; and (ii) receivables of $1.9 million that we estimate will be recovered through a reduction in future premium taxes as a result of such assessments. These estimates are subject to change when the associations determine more precisely the losses that have occurred and how such losses will be allocated among the insurance companies. We recognized expense for such assessments of $1.1 million in 1998, $1.2 million in 1997 and $1.4 million in 1996.

     Related Party Transactions

     The Company operates without direct employees through management and service agreements with subsidiaries of Conseco. Fees for such services (including data processing, executive management and investment management services) are based on Conseco's direct and directly allocable costs plus a 10 percent margin. Total fees incurred by the Company under such agreements were $37.8 million in 1998, $36.7 million in 1997 and $44.1 million in 1996.

     During 1998 and 1997, the Company purchased $13.0 million and $11.2 million par value, respectively, of senior subordinated notes issued by subsidiaries of Conseco. The total carrying value of such notes purchased during 1998, 1997 and prior years was $45.5 million and $29.8 million at December 31, 1998 and 1997, respectively. Such notes are classified as "other invested assets" in the accompanying balance sheet. In addition, during 1997, a subsidiary of Conseco redeemed $16.5 million par value of such notes which were purchased in 1996.

6.   OTHER OPERATING STATEMENT DATA:

     Insurance policy income consisted of the following:

                                                                                           1998         1997         1996
                                                                                           ----         ----         ----
                                                                                                (Dollars in millions)
Traditional products:
    Direct premiums collected.........................................................    $445.8        $309.6      $241.3
    Reinsurance assumed...............................................................      15.6          14.9         1.7
    Reinsurance ceded.................................................................     (21.0)        (24.2)      (24.6)
                                                                                          ------        ------      ------

          Premiums collected, net of reinsurance......................................     440.4         300.3       218.4
    Less premiums on universal life and products
       without mortality and morbidity risk which are
       recorded as additions to insurance liabilities ................................     400.4         255.9       169.8
                                                                                          ------        ------      ------
          Premiums on traditional products with mortality or morbidity risk,
             recorded as insurance policy income......................................      40.0          44.4        48.6
Fees and surrender charges on interest sensitive products.............................      33.6          31.3        32.8
                                                                                          ------        ------      ------

          Insurance policy income.....................................................    $ 73.6        $ 75.7      $ 81.4
                                                                                          ======        ======      ======

     The five states with the largest shares of 1998 collected premiums were Texas (17 percent), Florida (16 percent), California (13 percent), Michigan (7.1 percent) and Indiana (6.2 percent). No other state accounted for more than 5.0 percent of total collected premiums.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     Changes in the cost of policies purchased were as follows:

                                                                                           1998         1997         1996
                                                                                           ----         ----         ----
                                                                                                (Dollars in millions)

Balance, beginning of year............................................................    $106.4       $143.0      $120.0
    Amortization......................................................................     (21.1)       (15.4)      (15.3)
    Amounts related to fair value adjustment of actively managed fixed maturities           11.8        (21.2)       36.6
    Other ............................................................................        .9          -           1.7
                                                                                          ------       ------      ------

Balance, end of year..................................................................    $ 98.0       $106.4      $143.0
                                                                                          ======       ======      ======

     Based on current conditions and assumptions as to future events on all policies in force, the Company expects to amortize approximately 10 percent of the December 31, 1998, balance of cost of policies purchased in 1999, 9 percent in 2000, 9 percent in 2001, 8 percent in 2002 and 8 percent in 2003. The discount rates used to determine the amortization of the cost of policies purchased ranged from 3.6 percent to 8.0 percent and averaged 5.8 percent.

     Changes in the cost of policies produced were as follows:

                                                                                           1998         1997         1996
                                                                                           ----         ----         ----
                                                                                                (Dollars in millions)
Balance, beginning of year............................................................    $ 55.9       $ 38.2       $24.0
    Additions.........................................................................      35.3         31.8        13.2
    Amortization......................................................................     (11.0)       (10.2)       (3.5)
    Amounts related to fair value adjustment of actively managed fixed maturities            2.3         (3.9)        4.5
                                                                                          --------     -------      -----

Balance, end of year..................................................................    $ 82.5       $ 55.9       $38.2
                                                                                          ======       ======       =====

7.   STATEMENT OF CASH FLOWS:

     Income taxes paid during 1998, 1997, and 1996, were $17.1 million, $14.8 million and $18.1 million, respectively.

     Short-term investments having original maturities of three months or less are considered to be cash equivalents. All cash is invested in short-term investments.

8.   STATUTORY INFORMATION:

     Statutory accounting practices prescribed or permitted for insurance companies by regulatory authorities differ from generally accepted accounting principles. The Company reported the following amounts to regulatory agencies:

                                                                                     1998            1997
                                                                                     ----            ----
                                                                                      (Dollars in millions)

   Statutory capital and surplus..................................................  $134.0           $140.7
   Asset valuation reserve........................................................    30.9             29.2
   Interest maintenance reserve...................................................    73.1             68.8
                                                                                    ------           ------

       Total..................................................................... . $238.0           $238.7
                                                                                    ======           ======

                                      F-23

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     The Company's statutory net income was $32.7 million, $32.7 million and $32.6 million in 1998, 1997 and 1996, respectively.

     State insurance laws generally restrict the ability of insurance companies to pay dividends or make other distributions. Approximately $32.9 million of the Company's net assets at December 31, 1998, are available for distribution in 1999 without permission of state regulatory authorities.